Exhibit 10.2

COMPENSATION AGREEMENT

This Agreement (the “Agreement”) is made as of August 14, 2012 (the “Effective Date”) by and between Mr. Tom Kjaer, holder of Danish Passport No. 203638282, P.O. Box 282303, Dubai, United Arab Emirates, (the “Seller”) and MediaNet Group Technologies, Inc., 5200 Town Center Circle, Boca Center Tower I, Boca Raton FL 33486, USA (the “Company”).

For and in consideration of the transfer of the Property from the Seller to Crown Group Investments Limited, a wholly owned subsidiary of the Company, according to the Agreement for Purchase and Sale (the “Sale and Purchase Agreement”), a copy of which is attached hereto, the parties agree to the following terms. All capitalized words which are not defined herein shall have the meaning as defined in the Sale and Purchase Contact.

1)	Subject of the Sale and Purchase Agreement, is the Seller and the Buyer agreed to a net selling price for the Property of AED 21,420,000. The description of the Property is set forth in Exhibit A attached hereto.

2)	The Seller and the Company agree that the net selling price for the Property as agreed in the Sale and Purchase Agreement and defined in section 1) of this Agreement shall be paid through the issuance of a stock certificate (the “Certificate”) for 29,152,620 shares of common stock, par value $.001 per share of the Company. The Certificate shall be delivered to the Seller immediately after the transfer of all issued and outstanding shares of the Buyer to the Company became effective and has been entered into official records of the competent local authority (JAFZA).

3)	As of the Effective Date and as of the closing of the purchase of the Property, the Seller represents and warrants to the Company that:

(a)	the Seller has been provided with MediaNet’s Form 10-K for the most recently completed fiscal year and the latest Form 10-Q
(b)	the Seller understands that the stock to be received is not registered under the U.S. Securities Act of 1933, as amended
(c)	the Seller is either (1) an “accredited investor” as such term is defined under Rule 501(a) of Regulation D of the United States Securities Act of 1933, as amended or (2) a “Non-U.S. Person” as such term is defined under Rule 902(k) of Regulation S of the United States Securities Act of 1933, as amended
(d)	the Seller is not relying on any other information about MediaNet (other than the information noted in Section II 3) (a) above)
(e)	he holds the entire ownership interest in the Property and all rights appurtenant thereto, and neither the signature of, nor the approval in any manner by, a third party is required to convey any of such interest and rights;
(f)	no consent, approval or other authorization of, or registration, declaration or filing with, any court or governmental agency or commission (except as specified in Section 5) below) is required for the due execution, delivery and performance of this Agreement by the Seller or for the validity or enforceability thereof against the Seller.
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(g)	there are no claims, encumbrances, taxes, assessments, liens or potential lienors known to the best of the Seller’s knowledge which are not disclosed;
(h)	there is no pending or threatened litigation involving the Seller with respect to the Property;
(i)	there are no uncured notices, suits, orders, decrees or judgments relative to violations of: (1) any easement, restrictive covenant or other matter of record affecting the Property or any part thereof, or (2) any laws, statutes, ordinances, codes, regulations, rules, orders or other requirements of any governmental authority;
(j)	there are no agreements, understandings or arrangements between the Seller and any third party relating to the granting of any rights whatsoever to the Property;
(k)	the Property has adequate, direct, indefeasible legal and practical access of record for ingress from and egress to and from a public right of way sufficient for Company’s intended use of the Property;
(l)	all documents and information provided by Seller to Company with respect to the Property, including, without limitation, all available plans and surveys, engineering reports, recorded title documents, title abstracts and title insurance policies, soil tests, service contracts, site assessments, permits and approvals are true and correct and there is no material information relative to the Property that has not been disclosed to the Company by the Seller, and
(m)	the Property is free of all hazardous wastes or substances and the Property has been operated and maintained in compliance with all applicable environmental laws and regulations.

29)	Indemnity. Seller shall indemnify and hold the Company harmless from and against, and reimburse Company with respect to any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including attorneys’ fees and court costs) asserted against or incurred by Company by reason of or arising from (i) a breach of any representation or warranty of Seller as set forth in this Agreement; (ii) the failure of Seller to perform any obligation required by this Agreement to be performed by it; and (iii) the ownership, maintenance and operation of the Property prior to the closing. This provision shall survive the closing without time limitation.

30)	Attorney Fees and Costs. In the event that there should be any litigation or claim arising out of this Agreement which requires the services of an attorney at law, the party prevailing shall be entitled to recover all costs incurred in connection therewith, including reasonable attorney’s fees, and if the matter is appealed to a higher court, such attorney’s fees include appellate court appearances or appellate attorney’s fees.

31)	The Company and the Seller shall not be liable for failure to perform under the terms of this Agreement due to causes beyond their reasonable control (“Force Majeure”) including but not limited to acts of war, terrorism, flood, strike, earthquake, accidents, riots, and decisions of government or confirmation for transfer from Land Department. However, a Force Majeure event will not invalidate the reservation agreement in section 3 of this Agreement and the Company and the Seller will mutually agree on a new date to complete the transfer formalities.

32)	It is the responsibility of the Seller to clear any penalties, service charges, or any outstanding dues to the government, utilities providers, and developer as required and also arrange the No Objection Certification (the “NOC”)from the Land Department as soon as this Agreement is signed by both parties.
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33)	Except as required by applicable law, Seller shall not, without the prior written approval of Company, at any time during the term of this Agreement, divulge to any third party, other than its attorneys, accountants, employees and professional advisors (who shall be notified of the terms of this confidentiality agreement), any information concerning the specific terms and conditions of this Agreement.

34)	This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to any conflict-of-laws principles.

35)	Consent to the Exclusive Jurisdiction of the Courts of the State of Florida.

(i)        EACH OF THE PARTIES HERETO HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ALL STATE AND FEDERAL COURTS LOCATED IN THE SOUTHERN DISTRICT OF FLORIDA AS WELL AS TO THE JURISDICITON OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF, OR IN CONNECITON WITH, THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY PROCEEDING RELATING TO PROVISIONAL REMEDIES AND INTERIM RELIEF, OR ANY PROCEEDING TO ENFORCE ANY DECISION OR AWARD.

(ii)      EACH PARTY HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS TO BRING ANY SUIT, ACTION OR OTHER PROCEEDING IN OR BEFORE ANY COURT OR TRIBUNAL OTHER THAN THE COURTS DESCRIBED ABOVE AND COVENANTS THAT IT SHALL NOT SEEK IN ANY MANNER TO RESOLVE ANY DISPUTE OTHER THAN AS SET FORTH IN THIS ARTICLE III OR TO CHALLENGE OR SET ASIDE ANY DECISION, AWARD OR JUDGMENT OBTAINED IN ACCORDANCE WITH THE PROVISIONS HEREOF.

(iii)     EACH OF THE PARTIES HERETO HEREBY EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE TO VENUE, INCLUDING, WITHOUT LIMITATION, THE INCONVENIENCE OF SUCH FORUM, IN ANY OF SUCH COURTS. IN ADDITION, EACH OF THE PARTIES CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE OR ANY MANNER IN WHICH NOTICES MAY BE DELIVERED HEREUNDER IN ACCORDANCE WITH ARTICLE III, SECTION 21.

36)	Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING BROUGHT IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

37)	Persons Bound; Severability.

(i)        The benefits and obligations of the covenants herein shall inure to and bind the respective heirs, executors, administrators, successors and assigns of the parties hereto. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders.

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(ii)      If any one or more of the provisions of this Agreement is held invalid, illegal or unenforceable, the remaining provisions of this Agreement shall be unimpaired, and the remaining provisions of this Agreement shall be construed to best carry out the original intent of the parties hereto.

38)	Modifications. The terms of this Agreement may not be amended, waived or terminated orally, but only by an instrument in writing signed by both Seller and Company.

39)	Complete Agreement. This Agreement evidences the complete understanding of the parties hereto with respect to the matters addressed herein. No agreement or representation, unless set forth in this Agreement, shall bind either of the parties hereto.

40)	Notices. Notices to Seller and Company shall be deemed received: (i) when hand delivered or faxed, with a printed receipt of transmission, and a copy sent by either the methods identified in the following provisions (ii) or (iii); or (ii) one business day following delivery to an express delivery courier, such as FedEx, or (iii) three days following deposit in U.S. mail, certified, return receipt requested.

Notice to Company shall be given to the following address:

MediaNet Group Technologies, Inc.

5200 Town Center Circle, Suite 601

Boca Raton, FL 33486

U.S.A.

Attention: Andreas Kusche, General Counsel

Facsimile: +1 (561) 362 77-03

Notice to Seller shall be given to the following address:

Tom Kjaer

P.O. Box 282303

Dubai, U.A.E.

Email:tk@activecapital.ae

Any notice which may be given herein may also be given by the attorney for the Seller or Company.

41)	Right of Inspection. During the term of this Agreement, Company, its agents, employees and representatives shall have full access to the Property at reasonable times to inspect the Property and to conduct all tests, inspections and borings thereon as Company, its engineers, consultants, surveyors and the like shall deem necessary or desirable to fulfill the tests and investigations deemed necessary by Company to assist Company in Company’s due diligence review of the Property. Any entry on or to the Property by Company or its authorized representatives pursuant to the provisions hereof shall be at the risk of Company, and Company hereby agrees to indemnify, hold harmless and exonerate Seller from all loss, claim, liability, action or demand directly arising therefrom. Company has no right or power to create any liens against the Property, and Company shall be responsible to restore the Property at the conclusion of all tests and borings to the same general condition that existed immediately prior to Company’s inspections. The indemnity and restoration requirements set forth in this paragraph shall survive the closing or other termination of this Agreement. Company shall have no obligations to provide Seller with any copies of test results or inspection reports concerning the Property.
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42)	Time of the Essence; Computation of Time. Time shall be of the essence with respect to Seller’s obligation to consummate the closing in the time frame required by this Agreement. If any date herein set forth for the performance of any obligations by Seller or Company or for the delivery of any instrument or notice as herein provided should be on a Saturday, Sunday or legal holiday, the compliance with such obligations or delivery shall be deemed acceptable at 5:00 p.m. (based upon the time zone in which the Property is located) on the next business day following such Saturday, Sunday or legal holiday. As used herein, the term ‘legal holiday” means any state or federal holiday for which financial institutions or post offices are generally closed in the State for observance thereof.

43)	Counterparts. This Agreement may be executed in counterparts, and all counterparts executed by Company and Seller together shall constitute one and the same agreement and it shall not be necessary for Company and Seller to execute the same counterpart hereof.

44)	Facsimile/PDF. Following the initial execution of this Agreement, a facsimile or PDF copies of any amendment to this Agreement or any consent, approval or other indication of acceptance pursuant to this Agreement executed by the Seller or Company may be relied upon as an original signature.

45)	Seller’s Pre-Closing Operating Covenants. Seller covenants that between the Effective Date of this Agreement and the closing:

(i)        Company may discuss Company’s Intended Use, the proposed development of and actions regarding the Property with any federal, county, state or local officials or authorities, including but not limited to variances, permits, certificates, consents, approvals, and other Governmental Regulations for the Intended Use.

(ii)       Seller shall, when and to the extent that such additional information becomes available, provide Company with complete and accurate copies of all additional Due Diligence Materials in Seller’s possession or control.

(iii)      Seller shall not permit any new occupancy of, or enter into any new lease or permit the renewal, modification or extension of any existing lease for, space in or on the Property, or any portion thereof, or enter into or renew any management, maintenance or other agreement affecting the Property, unless Company has previously approved such occupancy, lease or agreement in writing. Seller shall operate and maintain the Property consistent with Seller’s past practices.

(iv)      Seller shall not execute any mortgage against the Property or modify existing mortgage(s) (if any) on the Property, or otherwise encumber the Property in an amount which, together with the amount of all other mortgages and other monetary liens, will exceed the net amount of the Purchase Price to be received by Seller at the closing after deduction (if any) for the adjustments described herein and payment of the broker’s commission, if any, described herein or create any other new encumbrance or restriction affecting the Property.

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(v)      Seller shall not modify or alter the Property or any improvement located thereon in any material respect.

46)	Seller’s Joinder and Consent. Seller agrees to join in and consent to all applications, petitions and other submissions (collectively the “Applications”) reasonably necessary to obtain the Permits and Approvals requested by Company for Company’s Intended Use of the Property (collectively, the “Approvals”), and Seller hereby appoints Company or Company’s designee as Seller’s agent to submit and process such Applications. All such Applications and submissions shall be at Company’s sole cost and expense. Seller shall promptly review and execute all such joinders, consents and other submissions by Company, and in no event shall Seller delay such joinder or consent by more than five (5) business days following Seller’s receipt of Company’s request for such joinder of consent.

47)	Delivery of Materials. Within ten (10) days after the Effective Date of this Agreement, Seller shall deliver to Company copies of all existing Due Diligence Materials relating to the Property.

Signature page follows.

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The Seller:	Tom Kjaer

Signature:	/s/ Anita Levison
Signed by Anita Levison
For and on behalf of Tom Kjaer

Date:	August 14, 2012

Company:	MediaNet Group Technologies Inc.

Signature	/s/ Christian Ellentoft
Signed by Christian Ellentoft
For and on behalf of Michael Hansen, CEO

Date:	August 14, 2012

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EXHIBIT A

Description of the Property

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